Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Total Identity Corp. (the "Registrant") on Form 10-QSB for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I Matthew P. Dwyer, Chief Executive Officer and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Quarterly Report Fully complies with the requirements of Section
    13(a) or 15 (d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Dated: June 15, 2004

By: /s/ Matthew P. Dwyer
Chief Executive Officer

By: /s/ Matthew P. Dwyer
Chief Financial Officer

Dated: June 15, 2004